EXHIBIT 23.1


                       ARTHUR ANDERSEN LLP




            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 1997, included in the Control Devices, Inc. Form 10-K for year ended December 31, 1996, and to all references to our firm included in this registration statement.



                                   /s/ Arthur Andersen LLP
                                   ARTHUR ANDERSEN LLP

Stamford, Connecticut,
  July 21, 1997